UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ameren Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V35336-P06454-Z87030 AMEREN CORPORATION 1901 CHOUTEAU AVENUE, MC-1310 ST. LOUIS, MO 63103 AMEREN CORPORATION 2024 Annual Meeting Vote by May 8, 2024 11:59 PM ET You invested in AMEREN CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 9, 2024. Vote Virtually at the Meeting* May 9, 2024 10:00 A.M. CDT Virtually at: www.virtualshareholdermeeting.com/AEE2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V35337-P06454-Z87030 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. ITEM 1 COMPANY PROPOSAL - ELECTION OF DIRECTORS—NOMINEES FOR DIRECTOR Nominees: 1a. CYNTHIA J. BRINKLEY For 1b. CATHERINE S. BRUNE For 1c. WARD H. DICKSON For 1d. NOELLE K. EDER For 1e. ELLEN M. FITZSIMMONS For 1f. RAFAEL FLORES For 1g. KIMBERLY J. HARRIS For 1h. RICHARD J. HARSHMAN For 1i. CRAIG S. IVEY For 1j. JAMES C. JOHNSON For 1k. STEVEN H. LIPSTEIN For 1l. MARTIN J. LYONS, JR. For 1m. LEO S. MACKAY, JR. For ITEM 2 - COMPANY PROPOSAL - ADVISORY APPROVAL OF COMPENSATION OF THE NAMED EXECUTIVE OFFICERS DISCLOSED IN THE PROXY STATEMENT. For ITEM 3 - COMPANY PROPOSAL - RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024. For NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.